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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 24, 2007

               (Date of Earliest Event Reported: August 23, 2007)

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                                  RADNET, INC.
             (Exact name of registrant as specified in its Charter)

           New York                      0-19019                13-3326724
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)
                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c) )

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 23, 2007, Registrant amended its existing Credit Facility arranged through GE Healthcare Financial Services (Item 1.01 to the Form 8-K filed November 21, 2006) by increasing its outstanding first lien Term Loan B by $25 million (to an aggregate of $250 million) and adding $10 million capacity under its existing revolving line of credit to an aggregate of $55 million. The increased funding is intended to be utilized by Registrant to fund certain strategic initiatives and for general corporate purposes.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d) EXHIBITS

         EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT
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         Exhibit 99.1           Amendment No. 3 to Credit Agreement

         Exhibit 99.2           Amendment No.3 to Second Lien Credit Agreement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2007                          RADNET, INC.


                                                By: /S/  HOWARD G. BERGER, M.D.
                                                    ---------------------------
                                                    Howard G. Berger, M.D.
                                                    President


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